Corporate Presentation - October 2021 Exhibit 99.1

Safe Harbor Statement Statements contained in this presentation regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements associated with the Company's RGLS8429 program, including the potential sufficiency of the preclinical data required to support clinical studies, the expected timing for submitting an IND and initiating a Phase 1 clinical study, the expected timing for reporting topline data, and the timing and future occurrence of other preclinical and clinical activities. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as "believes," "anticipates," "plans," "expects," "intends," "will," "goal," "potential" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon Regulus' current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks associated with the process of discovering, developing and commercializing drugs that are safe and effective for use as human therapeutics and in the endeavor of building a business around such drugs, and the risk additional toxicology data may be negative. In addition, while Regulus expects the COVID-19 pandemic to adversely affect its business operations and financial results, the extent of the impact on Regulus' ability to achieve its preclinical and clinical development objectives and the value of and market for its common stock, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time, such as the ultimate duration of the pandemic, travel restrictions, quarantines, social distancing and business closure requirements in the U.S. and in other countries, and the effectiveness of actions taken globally to contain and treat the disease. These and other risks are described in additional detail in Regulus' filings with the Securities and Exchange Commission, including under the "Risk Factors" heading of Regulus most recently quarterly report on Form 10-Q. All forward-looking statements contained in this press release speak only as of the date on which they were made. Regulus undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Regulus Investment Highlights Leading microRNA Co leveraging novel technology into first-in-class therapeutics Expertise in microRNA biology/oligo chemistry based on company founding via JV between Ionis & Alnylam Platform optimized to deliver oligonucleotide therapies to the kidney Clinical pipeline of microRNA therapeutics for unmet needs in genetic kidney disease RGLS8429: Next Gen Candidate for Autosomal Dominant Polycystic Kidney Disease: IND planned 2Q22 Retains all beneficial attributes of first-generation compound, RGLS4326, without off-target effects De-risked through robust IND-enabling toxicity studies of extended duration at 2-3x of RGLS4326 RGLS4326: First Generation Candidate ADPKD discontinued -> transition to next-gen, RGLS8429 Showed target engagement achieves desired, significant increase in key biomarkers in first cohort Lademirsen (RG-012) for Alport Syndrome: Phase 2 enrolling Data demonstrate desired exposure with target engagement and attractive safety profile to date Multiple Near-Term Milestones RGLS8429: Pre-IND meeting planned for Q4 2021 Phase 1 initiation planned for Q2 2022 ; Top-line data from first cohort of patients anticipated in early 2023 Lademirsen (RG-012): Partner (Sanofi) enrolling global, randomized, placebo-controlled Phase 2 study in Alport Syndrome Ended Q2 2021 with $41.4m in cash on the balance sheet

Innovative Pipeline: Primary Focus on Kidney Diseases Target Validation Lead Optimization IND enabling Phase 1 Phase 2 Phase 3 Nephrology Alport Syndrome lademirsen* ADPKD** RGLS8429 Research Programs Other Research Programs*** *Formerly RG-012 **Autosomal Dominant Polycystic Kidney Disease *** CNS, cell therapy, infectious disease

Clinical demonstration of desired kidney exposure & binding of target, miR-21 Lademirsen (RG-012): Alport Syndrome Partnered with Sanofi Achieved $10m milestone in 2020 Regulus eligible to receive $25M milestone upon successful completion of Phase 2 Attractive safety profile to date: Chronic treatment with lademirsen is well tolerated (Q2W for one year) with no SAEs reported Promising trend in key disease markers Sanofi currently enrolling global, randomized, placebo-controlled Phase 2 study in patients with Alport Syndrome

Autosomal Dominant Polycystic Kidney Disease (ADPKD) Orphan disease and high unmet medical need Kidney Function Decline by Age The Underlying Pathology Mutation of either Pkd1 or Pkd2 genes causes formation and proliferation of fluid-filled cysts in the kidneys leading to loss of kidney function over time Kidney Function (%) Age (yrs) 0 10 20 30 40 50 60 70

Autosomal Dominant Polycystic Kidney Disease (ADPKD) Orphan disease and high unmet medical need 85% 160K patients with Pkd1 mutation diagnosed individuals in U.S. Patient population 50% patients develop ESRD by age 60 Health Burden $3.8B+ estimated annual cost of renal replacement therapy in U.S.1 1. Cloutier et al. (2020) BMC Health Serv. Res. 20:126 The Unmet Medical Need 50% of patients develop ESRD by age 60 and require dialysis or transplantation Kidney failure average age: 55 years for Pkd1 patients 74 years for Pkd2 patients Only FDA approved therapy has boxed warning and potentially fatal liver toxicity

Jynarque® (tolvaptan, vasopressin V2 antagonist) – FDA approved April 2018 Boxed warning due to potentially fatal liver injury & failure requiring transplant REMS program with restricted distribution & ongoing liver monitoring in patients Despite limitations, 2020 sales were $694M in US (2021 est. $837M)* Limitations of Standard of Care Creates opportunity for innovative and safe new therapies Only FDA approved therapy has Boxed warning *GlobalData

ADPKD Pathology Increased miR-17 expression Represses target gene expression (Pkd1 and Pkd2) Decreases PC1 and PC2 protein levels Mutations in Pkd1 and Pkd2 genes

ADPKD Pathology Inhibits miR-17 function De-represses Pkd1 and Pkd2 gene expression Increases PC1 and PC2 protein levels Mutations in Pkd1 and Pkd2 genes Treatment with anti-miR17 uELV = urinary exosome-like vesicle Significant increase in PC1 and PC2 measured in uELVs

Pathway to Target Validation Disease Association Genetic Validation Pharmacologic Validation Biomarker Validation

miR-17 is Upregulated in ADPKD models

Mouse kidney cysts & human ADPKD cyst cells

Disease Association | Genetic Validation | Pharmacologic Validation | Biomarker Validation

Mouse Kidney Samples

qPCR analysis



miR-17
miR-17
NS
*
*
NS
*
*
Fold change
Fold change
2.0
1.5
1.0
0.5
0.0
P1
P7
P10
P14
P21
P28
Control (n=3)
Pkd1-KO (n=3)
Pkd2-KO (n=3)
Normal Kidney
ADPKD Kidney

Human Kidney Samples

In-situ hybridization



Normal Human Kidney
ADPKD Kidney
miR-17 probe
Control probe
miR-17 probe
Control probe
Cy
Cy
Cy

Hajarnis et al. (2017) Nat Commun. Feb 16;8:14395

12

REGULUS

miR-17 Directly Binds *Pkd1* & *Pkd2* Genes Mediating ADPKD

Disease Association → Genetic Validation → Pharmacologic Validation → Biomarker Validation

- 3'UTRs of *Pkd1* and *Pkd2* contain conserved miR-17 binding sequences

***Pkd1*: 3'UTR conserved binding site for miR-17**



Human
Chimp
Rhesus
Squirrel
Mouse
Rat
Rabbit
Pig
Cow
Cat
Dog
Brown bat
Elephant
Opossum
Macaw
Chicken
Lizard
X. tropicalis

***Pkd2*: 3'UTR conserved binding site for miR-17**



Human
Chimp
Rhesus
Squirrel
Mouse
Rat
Rabbit
Pig
Cow
Cat
Dog
Brown bat
Elephant
Opossum
Macaw
Chicken
Lizard
X. tropicalis

- miR-17 mimic represses *Pkd1* and *Pkd2* in mouse collecting duct (IMCD3) cells



F
Pkd1 3'-UTR
Relative luciferase activity
**
WT
MT
G
Pkd2 3'-UTR
Relative luciferase activity
**
WT
MT
Scramble
miR-17 mimic

WT: wildtype 3'UTR
MT: mutated 3'UTR

PNAS 2013 June;110(26): 10765-10770

13

REGULUS

Kidney-specific Knockdown of miR-17~92 Cluster

Attenuates disease in ADPKD mouse model (Pkd1^F/RC^)

Disease Association | **Genetic Validation** | Pharmacologic Validation | Biomarker Validation



a
MRI Imaging
1 month
2.5 months
5 months
Pkd1F/RC SKO
Mean TKV: 1710 ± 349 mm3
1651 ± 557 mm3
1233 ± 456 mm3
Pkd1F/RC DKO
Mean TKV: 633 ± 172 mm3
1336 ± 294 mm3
939 ± 154 mm3
b
P< 0.0,001 (Mantel-Cox)
n=8
n=10
Survival (%)
Age (days)
c
P=0.001
P=0.0,002
P=0.0,003
n=8 n=8
n=8 n=6
n=10 n=8
Creatinine (mg dl−1)
Age (weeks)
d
P=0.0,004
% Proliferation
n=5
n=5

c: Serum Creatinine

d: % Proliferation based on number of pHH3+ proliferating cyst epithelial cells

Hajarnis et al. (2017) Nat Commun. Feb 16;8:14395

REGULUS

14

Dong et al, Nature Genet 2021; https://doi.org/10.1038/s41588-021-00946-4 Tamoxifen treatment starting at 13w increases PC2 expression in genetically-engineered mouse model of ADPKD and reverses cyst formation Restoration of pkd2 Expression is Disease-Modifying in ADPKD Recent Publication Showed Disease Reversal through Reactivation of Pkd2 & Increase PC2 expression in Mouse Model of ADPKD Disease Association Genetic Validation Pharmacologic Validation Biomarker Validation

First Gen Compound (RGLS4326) treatment confers efficacy in Pkd1F/RC mouse model of ADPKD Lee et al. (2021) PKD-Connect; Poster Presentation KW = kidney weight; BW = Body weight Pkd1F/RC mice were dosed s.c. with RGLS4326 or Control Oligo at 20 mg/kg on post-natal day (P)8, 10, 12 and 15 and sacrificed at P18. Disease Association Genetic Validation Pharmacologic Validation Biomarker Validation

15w (sacrifice) First Gen Compares Favorably to Standard of Care Efficacy in the Pcy/DBA Mouse Model Age: 6w 14w Pcy/DBA: Tolvaptan (Chow; ad libitum) RGLS4326 (QW) Lee et al., (2019)10:4148 Nat. Comm. Disease Association Genetic Validation Pharmacologic Validation Biomarker Validation

First Gen Slows Cystic Expansion Efficacy in the Pcy/DBA mouse model Stabilization Reduction Reduction Magnetic Resonance Imaging Lee et al., (2019)10:4148 Nat. Comm. Changes in body-weight adjusted total kidney volume (bwTKV) from baseline at week 8, 11 and 14 was significantly reduced after RGLS4326 treatment by 25%, 37% and 50%, respectively (p<0.05 for all). Disease Association Genetic Validation Pharmacologic Validation Biomarker Validation

Urinary Biomarker Assay Can Detect PC1 and PC2 in Humans

Protein levels correlated with disease severity

Disease Association | Genetic Validation | Pharmacologic Validation | **Biomarker Validation**

Preliminary analysis support sample size (n=9) sufficient to detect **~45% and ~70%** increase in PC1 and PC2 respectively (**Power=80%**)



Human Urinary Exosome
Polycystin-1
ExosomeDx Assay
PC1/CD133 Ratio
2.0
1.5
1.0
0.5
0.0
ADPKD
N=8
HV
N=8
Human Urinary Exosome
Polycystin-2
ExosomeDx Assay
PC2/CD133 Ratio
4
3
2
1
0
ADPKD
N=8
HV
N=8

Lower levels of PC1 and PC2 are associated with disease severity based on increased kidney size



Human Urinary Exosome
Polycystin-1
ExosomeDx Assay
PC1/CD133 Ratio
2.0
1.5
1.0
0.5
0.0
HV
(F) 1A
(M) 1B
(F) 1C
(M) 1C
(F) 1E
(M) 1E
0
500
1000
1500
2000
HtTKV (mL/m)
Human Urinary Exosome
Polycystin-2
ExosomeDx Assay
PC2/CD133 Ratio
4
3
2
1
0
HV
(F) 1A
(F) 1C
(M) 1C
(F) 1E
(M) 1E
HtTKV (mL/m)

*ExosomeDx developer

REGULUS

19

First Gen treatment Increases Polycystin Levels In Vitro Achieved by binding miR-17 and derepressing Pkd1 and Pkd2 Gene Expression (RNA) (Protein) Lee et al. (2021) PKD-Connect; Poster Presentation Disease Association Genetic Validation Pharmacologic Validation Biomarker Validation

First Gen Demonstrated Significant Increase in Key Biomarkers in Patients with ADPKD Lee et al. (2021) PKD-Connect; Poster Presentation Significant increase in urinary PC1 and PC2 were observed at the end of the study (D71) compared to baseline (p=0.004 and p=0.026, respectively, based on paired t-test)

First Gen (RGLS4326) Summary Statistically significant increase in key biomarkers (polycystin 1 & 2) demonstrated in patients with ADPKD in short term study at 1 mg/kg Polycystin levels inversely correlated with disease severity and restoring expression has been shown to reverse disease in animal models FDA feedback from Type A meeting likely to lead to dose/duration limitations Data from second cohort of ADPKD patients at 0.3 mg/kg did not demonstrate similar effects as higher dose tested Strategic decision made to prioritize development of next gen compound RGLS8429 and discontinue development of RGLS4326 Next-gen compound designed to eliminate off-target toxicity while retaining all of the favorable attributes of RGLS4326

Next Gen (RGLS8429) Overview

RGLS8429: Next Generation Anti-miR-17 for ADPKD Next Steps: IND-enabling activities near complete with IND and initiation of Phase 1 expected in Q2 2022 Completed: non-GLP toxicity studies at 2-3x higher dose levels with no similar dose-limiting toxicity signs Succeeded in designing new compound with improved product profile Engineer out off-target activity associated with dose-limiting toxicity seen in chronic toxicity studies in mice and monkeys at top doses tested with first generation compound: RGLS4326 Next Steps: IND-enabling activities near complete with IND and initiation of Phase 1 expected in Q2 2022 RGLS8429 maintains beneficial attributes of first-generation compound Preferential kidney exposure and PK miR-17 inhibition potency and duration of action in kidney In vitro and in vivo efficacy Favorable physicochemical properties Good safety profile with no off-target activity Completed: non-GLP toxicity studies at 2-3x higher dose levels with no similar dose-limiting toxicity signs

RGLS8429 does not Inhibit AMPA Glutamate Receptors (AMPA-R): Absence of CNS-like Toxicities seen with RGLS4326

AMPA-R Binding



RGLS4326
RGLS8429
Inhibition (%)
5.0 nM [3H] AMPA binding
120
100
80
60
40
20
0
-20
0.1
1
10
100
Concentration (uM)

*[^{3}H] AMPA ligand binding to synaptic membranes from rat cerebral cortex.

AMPA-R Function



B
GluA1 - 100 µM
GluA1 - 10 µM
GluA2 - 10 µM
RGLS4326
RGLS8429
Inhibition (1 - I(Blocked)/I(Control))
1.0
0.8
0.6
0.4
0.2
0.0
R1
R2
R3
R4
R5
R6
R7
R8

Whole-cell patch-clamp studies in HEK293 cells overexpressing rGluA1 or rGluA2 in response to 3mM Glutamate.

Unpublished Preliminary Data
Sobolevsky et al. Columbia University

25

REGULUS

Next-gen RGLS8429 Shown to be Significantly More Tolerable than RGLS4326 in Preclinical Toxicity Studies Dotted Lines Indicate Cumulative Exposure with No CNS-like adverse events

RGLS8429 has Similar In-Vitro Potency to miR-17 Compared to RGLS4326



Mouse Cells
Human Cells
Normal Kidney Cells
ADPKD Cells
IMCD3
Mouse normal kidney cells
RG8429
Control Oligo
RGLS4326 IC50=77nM*
RGLS8429 IC50=168nM
Mouse miR-17 PD-Sig (Log2FC)
Concentration (nM)
HK-2
Human normal kidney cells
RG4326-6
RG8429
Control Oligo
RGLS4326 IC50=48nM
RGLS8429 IC50=56nM
Human miR-17 PD-Sig (Log2FC)
Concentration (nM)
D52B5 (Pkd1RC/-)
Mouse ADPKD cells
RG4326-6
RG8429
Control Oligo
RGLS4326 IC50=93nM
RGLS8429 IC50=82nM
Mouse miR-17 PD-Sig (Log2FC)
Concentration (nM)
WT9-7 (PKD1Q2556X/+)
Human ADPKD cells
RG4326-6
RG8429
Control Oligo
RGLS4326 IC50=17nM
RGLS8429 IC50=21nM
Human miR-17 PD-Sig (Log2FC)
Concentration (nM)

*Lee et al., (2019)10:4148 *Nat. Comm.*

27

RGLS8429 has Similar PK profile Compared to RGLS4326 with Preferential Kidney Exposure and Long Half-Life in Tissue *Lee et al., (2019)10:4148 Nat. Comm. *

RGLS8429 has similar PD profile compared to RGLS4326 *Lee et al., (2019)10:4148 Nat. Comm. * *

RGLS8429 has similar efficacy in *Pkd1*$^{F/RC}$ mouse model of ADPKD compared to RGLS4326

- *Pkd1*$^{F/RC}$ mice were dosed SC with PBS or 20 mg/kg of designated oligos on post-natal days (P)8, 10, 12, 15 and euthanized at P18



PBS
Control Oligo
RGLS8429
RGLS4326
Pkd1 F/RC



KW/BW (mg g-1)
Creatinine (mg dL-1)
BUN (mg dL-1)
Cyst Index (%)
PBS
RGLS4326
RGLS8429
Control Oligo
n=8
ns
**
***
****

30

REGULUS

RGLS8429 Demonstrated Potent Efficacy in *Pkd1*$^{F/RC}$ mouse model of ADPKD as low as 1mg/kg

- *Pkd1*$^{F/RC}$ mice were dosed SC with PBS, control oligo at 20 mg/kg, or RGLS8429 at 1, 5 or 20 mg/kg on post-natal days (P)8, 10, 12, 15 and euthanized at P18. Another group of mice were dosed SC with RGLS8429 at 20mg/kg on P8 and P12 and Sac at P18.



****
****
****
****
**
150
100
50
6.8
KW/BW
N =
8
9
8
8
8
8
PBS
Control Oligo, 20 mg/kg
1 mg/kg
5 mg/kg
20 mg/kg
20 mg/kg
2 doses
RGLS8429

31

REGULUS

RGLS8429 Dosed in Combination with Tolvaptan in Pcy/DBA mouse model Demonstrated Enhanced Overall Efficacy Profile* Tolvaptan is the only approved therapy for patients with ADPKD Market Penetration has been slow due to significant warnings and monitoring as well as overall tolerability Anti-miR17 therapeutics have shown broader efficacy readouts and comparable efficacy in the Pcy model Goal is to evaluate opportunity for a combination therapy to be effective at improving efficacy Pcy mice were treated with vehicle (QW), RGLS8429, Tolvaptan or combination of RGLS8429 and Tolvaptan for 17 weeks. All mice were sacrificed at 23 weeks of age to evaluate for efficacy Combination of RGLS8429 and Tolvaptan showed significantly reduced kidney weight, function and cyst area by 73%, 65% and 40%, respectively (p<0.05 for all) Statistical analysis indicated combination efficacy results were additive RGLS8429 treatment did not affect Tolvaptan plasma exposure *Data in Appendix

RGLS8429 Proposed Clinical Program

Proposed Interleaf Design Enables Rapid Path to Potential Proof-of- Mechanism in Patients with APDKD 0.5 mg/kg 4.0 mg/kg 8.0 mg/kg 0.5 mg/kg 1.0 mg/kg 2.0 mg/kg Single Dose Arm 2.0 mg/kg Multiple Dose Arm Healthy Volunteers 8 / cohort Single Dose with 14day f/u Randomized 3:1 Safety and PK ADPKD Patients 12 / cohort Q2W x 4 doses Randomized 3:1 Safety, PK and biomarker response

Anticipated Milestones Catalyst Potential Timing Pre-IND Meeting for next-gen RGLS8429 Q4 2021 IND Submission and Initiation of Phase 1 Study for RGLS8429 Q2 2022 Top-line Data from First Cohort of Patients in Phase 1b MOA Study Early 2023

Corporate Presentation- October 2021